Exhibit 99.1

For more information, contact:

Investors:

Corey Kinger

VP Investor Relations

212.601.7569

corey.kinger@ww.com

Media:

Joe Quenqua

Chief Communications Officer

212.601.7519

joe.quenqua@ww.com

WW Announces Second Quarter 2019 Results and Raises Full Year 2019 EPS Guidance

•	End of Period Subscribers in Q2 2019 of 4.6 million

•	Revenues in Q2 2019 of $369 million

•	Q2 2019 EPS of $0.78

•	Raising FY 2019 EPS guidance to a range of $1.55 to $1.70

NEW YORK (August 6, 2019) – Weight Watchers International, Inc. (NASDAQ: WW) today announced its results for the second quarter of fiscal 2019 and raised its full year fiscal 2019 EPS guidance.

“Member recruitment trends improved throughout the second quarter as we saw good response to our spring campaigns. End of period subscribers increased 1.5% year-over-year to 4.6 million – our highest level ever for a second quarter,” said Mindy Grossman, the Company’s President and CEO. “We are focused on building momentum and look forward to launching our new program innovation later this year, which we believe will accelerate subscriber growth in 2020. We are still early in our journey as a global holistic wellness company with the best-in-class weight management program, and we see tremendous opportunities ahead to drive growth in 2020 as well as over the long-term.”

“Solid execution drove our results to be above our expectations for the quarter. With improving trends, particularly in Digital, we are raising our earnings guidance for the full year to a range of $1.55 to $1.70 per fully diluted share,” said Nick Hotchkin, the Company’s CFO, Operating Officer, North America and President, Emerging Markets.

Q2 2019 Consolidated Results

	Three Months Ended			% Change Adjusted for Constant Currency(1)
(in millions except percentages and per share amounts)	June 29, 2019	June 30, 2018	% Change
Service Revenues, net	$313.8	$343.7	(8.7%)	(6.9%)
Product Sales and Other, net	55.3	66.0	(16.3%)	(14.5%)

Revenues, net	$369.0	$409.7	(9.9%)	(8.1%)
Operating Income	$105.5	$127.7	(17.4%)	(15.6%)
Net Income *	$53.8	$70.7	(23.9%)	(21.6%)
EPS	$0.78	$1.01	(22.8%)	(20.4%)
Total Paid Weeks	60.8	61.2	(0.6%)	N/A
Digital(2) Paid Weeks	41.3	38.8	6.6%	N/A
Studio + Digital(3) Paid Weeks	19.5	22.4	(13.2%)	N/A
End of Period Subscribers(4)	4.6	4.5	1.5%	N/A
Digital Subscribers	3.2	2.9	8.3%	N/A
Studio + Digital Subscribers	1.4	1.6	(11.1%)	N/A

Note: Totals may not sum due to rounding.

(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)	“Digital” refers to providing subscriptions to the Company’s digital product offerings, including the Personal Coaching + Digital product.
(3)

“Studio + Digital” refers to providing access to the Company’s weekly in-person workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers. The “Studio + Digital” business also includes the provision of access to workshops for members who do not subscribe to commitment plans, including the Company’s “pay-as-you-go” members.

(4)	“Subscribers” refers to Digital subscribers and Studio + Digital subscribers who participate in recur bill programs in Company-owned operations.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Q2 2019 Business and Financial Highlights

•

End of Period Subscribers in Q2 2019 were up 1.5% versus the prior year period. Q2 2019 End of Period Digital Subscribers were up 8.3% and End of Period Studio Subscribers were down 11.1% versus the prior year period.

•	Total Paid Weeks in Q2 2019 were down 0.6% versus the prior year period. Q2 2019 Digital Paid Weeks increased 6.6% and Studio Paid Weeks decreased 13.2% versus the prior year period.

•	Revenues in Q2 2019 were $369.0 million. On a constant currency basis, Q2 2019 revenues decreased 8.1% versus the prior year period.

¡	Service Revenues in Q2 2019 were $313.8 million. On a constant currency basis, these revenues decreased 6.9% versus the prior year period, primarily driven by Studio member recruitment declines.

¡	Product Sales and Other in Q2 2019 were $55.3 million. On a constant currency basis, these revenues decreased 14.5% versus the prior year period, primarily due to a decline in product sales.

•

Operating Income in Q2 2019 was $105.5 million compared to $127.7 million in the prior year period. This decrease in operating income was primarily driven by operating deleverage on lower revenues in the quarter versus the prior year period.

•	Effective Tax Rate in Q2 2019 was 23.6% compared to 21.9% in the prior year period.

•	Net Income in Q2 2019 was $53.8 million compared to $70.7 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q2 2019 was $0.78 compared to $1.01 in the prior year period.

Other Items

•

Cash balance as of June 29, 2019 was $180.6 million. On that same date, the Company had no outstanding borrowings under its $150 million revolving credit facility. As previously disclosed, during Q2 2019 the Company voluntarily prepaid $50.0 million of term loans outstanding under its credit agreement.

Full Year Fiscal 2019 Guidance

The Company now expects full year fiscal 2019 revenues of at least $1.4 billion and is raising its earnings guidance to between $1.55 and $1.70 per fully diluted share.

Second Quarter 2019 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, and Nicholas Hotchkin, Chief Financial Officer, Operating Officer, North America & President, Emerging Markets, will discuss the second quarter of fiscal 2019 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, in the Investors section under Presentations and Events. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in the attachments to this release the non-GAAP financial measure earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”). In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. A reconciliation of the forward-looking full year EBITDAS outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

About Weight Watchers International, Inc.

WW – Weight Watchers reimagined – is a global wellness company and the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging digital experience and face-to-face group workshops, members follow our livable and sustainable program that encompasses healthy eating, physical activity, and a helpful mindset. With more than five decades of experience in building communities and our deep expertise in behavioral science, we aim to deliver wellness for all. To learn more about the WW approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the impact of the Company’s substantial amount of debt and its debt service obligations and debt covenants; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	June 29,	December 29,
	2019	2018

ASSETS
Cash and cash equivalents	$180,645	$236,974
Other current assets	103,458	129,450

TOTAL CURRENT ASSETS	284,103	366,424
Property and equipment, net	51,131	52,202
Operating lease assets	144,913	—
Goodwill, franchise rights and other intangible assets, net	965,765	960,815
Other assets	30,363	35,100

TOTAL ASSETS	$1,476,275	$1,414,541

LIABILITIES AND TOTAL DEFICIT
Portion of long-term debt due within one year	$57,750	$77,000
Portion of operating lease liabilities due within one year	32,003	—
Other current liabilities	260,445	264,316

TOTAL CURRENT LIABILITIES	350,198	341,316
Long-term debt	1,584,460	1,669,708
Long-term operating lease liabilities	121,318	—
Deferred income taxes, other	186,696	208,547

TOTAL LIABILITIES	$2,242,672	$2,219,571

Redeemable noncontrolling interest	3,763	3,913

Shareholders’ deficit	(770,160)	(808,943)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,476,275	$1,414,541

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	June 29, 2019	June 30, 2018
Service revenues, net (1)	$313,768	$343,730
Product sales and other, net (2)	55,255	66,017

Revenues, net	369,023	409,747

Cost of services (3)	122,121	128,159
Cost of product sales and other	31,088	36,794

Cost of revenues	153,209	164,953

Gross profit	215,814	244,794
Marketing expenses	49,967	55,421
Selling, general and administrative expenses	60,374	61,665

Operating income	105,473	127,708
Interest expense	34,732	35,866
Other expense, net	438	1,333

Income before income taxes	70,303	90,509
Benefit from income taxes	16,586	19,825

Net income	53,717	70,684
Net loss attributable to the noncontrolling interest	117	36

Net income attributable to Weight Watchers International, Inc.	$53,834	$70,720

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$0.80	$1.07

Diluted	$0.78	$1.01

Weighted average common shares outstanding:
Basic	67,124	66,400

Diluted	69,141	70,154

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in workshops and via e-commerce, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Six Months Ended
	June 29, 2019	June 30, 2018
Service revenues, net (1)	$620,494	$672,399
Product sales and other, net (2)	111,694	145,571

Revenues, net	732,188	817,970

Cost of services (3)	251,078	267,939
Cost of product sales and other	64,347	84,236

Cost of revenues	315,425	352,175

Gross profit	416,763	465,795
Marketing expenses	164,216	154,340
Selling, general and administrative expenses	125,176	121,676

Operating income	127,371	189,779
Interest expense	69,927	71,732
Other expense, net	741	1,097

Income before income taxes	56,703	116,950
Benefit from income taxes	13,711	7,208

Net income	42,992	109,742
Net loss attributable to the noncontrolling interest	156	90

Net income attributable to Weight Watchers International, Inc.	$43,148	$109,832

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$0.64	$1.67

Diluted	$0.62	$1.57

Weighted average common shares outstanding:
Basic	67,044	65,761

Diluted	69,268	69,914

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in workshops and via e-commerce, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended		Variance
	June 29,	June 30,
	2019	2018
Digital Paid Weeks (1)
North America	26,027	25,469	2.2%
CE	11,992	10,176	17.8%
UK	2,536	2,382	6.5%
Other (2)	774	744	4.0%

Total Digital Paid Weeks	41,329	38,771	6.6%

Studio + Digital Paid Weeks (1)
North America	13,134	15,429	(14.9%)
CE	3,094	3,457	(10.5%)
UK	2,672	2,905	(8.0%)
Other (2)	572	637	(10.2%)

Total Studio + Digital Paid Weeks	19,473	22,428	(13.2%)

Total Paid Weeks (1)
North America	39,161	40,898	(4.2%)
CE	15,086	13,633	10.7%
UK	5,208	5,287	(1.5%)
Other (2)	1,346	1,381	(2.6%)

Total Paid Weeks	60,802	61,199	(0.6%)

End of Period Digital Subscribers (3)
North America	1,996	1,914	4.3%
CE	914	773	18.3%
UK	195	180	8.4%
Other (2)	59	56	6.9%

Total End of Period Digital Subscribers	3,165	2,923	8.3%

End of Period Studio + Digital Subscribers (3)
North America	945	1,083	(12.7%)
CE	223	247	(9.8%)
UK	192	204	(5.7%)
Other (2)	43	45	(4.0%)

Total End of Period Studio + Digital Subscribers	1,403	1,579	(11.1%)

Total End of Period Subscribers (3)
North America	2,941	2,997	(1.9%)
CE	1,138	1,021	11.5%
UK	387	384	0.9%
Other (2)	103	101	2.0%

Total End of Period Subscribers	4,568	4,502	1.5%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Six Months Ended		Variance
	June 29,	June 30,
	2019	2018
Digital Paid Weeks (1)
North America	50,635	47,982	5.5%
CE	23,146	19,478	18.8%
UK	4,972	4,610	7.8%
Other (2)	1,565	1,451	7.9%

Total Digital Paid Weeks	80,318	73,521	9.2%

Studio + Digital Paid Weeks (1)
North America	26,378	30,225	(12.7%)
CE	6,219	6,781	(8.3%)
UK	5,388	5,695	(5.4%)
Other (2)	1,205	1,297	(7.1%)

Total Studio + Digital Paid Weeks	39,190	43,998	(10.9%)

Total Paid Weeks (1)
North America	77,013	78,207	(1.5%)
CE	29,365	26,259	11.8%
UK	10,360	10,305	0.5%
Other (2)	2,770	2,748	0.8%

Total Paid Weeks	119,508	117,519	1.7%

End of Period Digital Subscribers (3)
North America	1,996	1,914	4.3%
CE	914	773	18.3%
UK	195	180	8.4%
Other (2)	60	56	6.9%

Total End of Period Digital Subscribers	3,165	2,923	8.3%

End of Period Studio + Digital Subscribers (3)
North America	945	1,083	(12.7%)
CE	223	247	(9.8%)
UK	192	204	(5.7%)
Other (2)	43	45	(4.0%)

Total End of Period Studio + Digital Subscribers	1,403	1,579	(11.1%)

Total End of Period Subscribers (3)
North America	2,941	2,997	(1.9%)
CE	1,137	1,020	11.5%
UK	387	384	0.9%
Other (2)	103	101	2.0%

Total End of Period Subscribers	4,568	4,502	1.5%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2019 Variance
						2019
						Constant
	Q2 2019			Q2 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Consolidated Company Revenues	$369,023	$7,523	$376,546	$409,747	(9.9%)	(8.1%)
Consolidated Digital Subscription Revenues (1)	$156,969	$3,618	$160,587	$151,018	3.9%	6.3%
Consolidated Studio + Digital Fees (2)	$156,799	$2,743	$159,542	$192,712	(18.6%)	(17.2%)
Consolidated Service Revenues (3)	$313,768	$6,361	$320,129	$343,730	(8.7%)	(6.9%)
Consolidated Product Sales and Other (4)	$55,255	$1,162	$56,417	$66,017	(16.3%)	(14.5%)

North America
Digital Subscription Revenues (1)	$102,851	$259	$103,110	$101,099	1.7%	2.0%
Studio + Digital Fees (2)	$116,958	$268	$117,226	$142,767	(18.1%)	(17.9%)
Service Revenues (3)	$219,809	$527	$220,336	$243,866	(9.9%)	(9.6%)
Product Sales and Other (4)	$35,835	$72	$35,907	$40,672	(11.9%)	(11.7%)
Total Revenues	$255,644	$599	$256,243	$284,538	(10.2%)	(9.9%)
CE
Digital Subscription Revenues (1)	$43,586	$2,670	$46,256	$39,342	10.8%	17.6%
Studio + Digital Fees (2)	$23,681	$1,441	$25,122	$29,402	(19.5%)	(14.6%)
Service Revenues (3)	$67,267	$4,111	$71,378	$68,744	(2.1%)	3.8%
Product Sales and Other (4)	$10,062	$624	$10,686	$12,848	(21.7%)	(16.8%)
Total Revenues	$77,329	$4,735	$82,064	$81,592	(5.2%)	0.6%
UK
Digital Subscription Revenues (1)	$6,993	$404	$7,397	$6,955	0.5%	6.3%
Studio + Digital Fees (2)	$11,498	$669	$12,167	$14,551	(21.0%)	(16.4%)
Service Revenues (3)	$18,491	$1,072	$19,563	$21,506	(14.0%)	(9.0%)
Product Sales and Other (4)	$6,034	$345	$6,379	$7,704	(21.7%)	(17.2%)
Total Revenues	$24,525	$1,418	$25,943	$29,210	(16.0%)	(11.2%)
Other (5)
Digital Subscription Revenues (1)	$3,539	$285	$3,824	$3,622	(2.3%)	5.6%
Studio + Digital Fees (2)	$4,662	$365	$5,027	$5,992	(22.2%)	(16.1%)
Service Revenues (3)	$8,201	$651	$8,852	$9,614	(14.7%)	(7.9%)
Product Sales and Other (4)	$3,324	$118	$3,442	$4,793	(30.6%)	(28.2%)
Total Revenues	$11,525	$769	$12,294	$14,407	(20.0%)	(14.7%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in workshops and via e-commerce, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					First Half 2019 Variance
						2019
						Constant
	First Half 2019			First Half 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Consolidated Company Revenues	$732,188	$17,708	$749,896	$817,970	(10.5%)	(8.3%)
Consolidated Digital Subscription Revenues (1)	$305,824	$8,258	$314,082	$289,565	5.6%	8.5%
Consolidated Studio + Digital Fees (2)	$314,670	$6,489	$321,159	$382,834	(17.8%)	(16.1%)
Consolidated Service Revenues (3)	$620,494	$14,747	$635,241	$672,399	(7.7%)	(5.5%)
Consolidated Product Sales and Other (4)	$111,694	$2,961	$114,655	$145,571	(23.3%)	(21.2%)

North America
Digital Subscription Revenues (1)	$201,611	$605	$202,216	$193,338	4.3%	4.6%
Studio + Digital Fees (2)	$234,557	$664	$235,221	$282,919	(17.1%)	(16.9%)
Service Revenues (3)	$436,169	$1,268	$437,437	$476,257	(8.4%)	(8.2%)
Product Sales and Other (4)	$69,488	$177	$69,665	$87,458	(20.6%)	(20.3%)
Total Revenues	$505,656	$1,447	$507,103	$563,715	(10.3%)	(10.0%)
CE
Digital Subscription Revenues (1)	$83,769	$6,146	$89,915	$75,503	10.9%	19.1%
Studio + Digital Fees (2)	$47,630	$3,476	$51,106	$58,482	(18.6%)	(12.6%)
Service Revenues (3)	$131,399	$9,622	$141,021	$133,985	(1.9%)	5.3%
Product Sales and Other (4)	$22,087	$1,633	$23,720	$30,138	(26.7%)	(21.3%)
Total Revenues	$153,486	$11,255	$164,741	$164,123	(6.5%)	0.4%
UK
Digital Subscription Revenues (1)	$13,411	$843	$14,254	$13,519	(0.8%)	5.4%
Studio + Digital Fees (2)	$22,761	$1,441	$24,202	$28,933	(21.3%)	(16.4%)
Service Revenues (3)	$36,172	$2,284	$38,456	$42,452	(14.8%)	(9.4%)
Product Sales and Other (4)	$12,964	$822	$13,786	$17,043	(23.9%)	(19.1%)
Total Revenues	$49,136	$3,107	$52,243	$59,495	(17.4%)	(12.2%)
Other (5)
Digital Subscription Revenues (1)	$7,033	$664	$7,697	$7,205	(2.4%)	6.8%
Studio + Digital Fees (2)	$9,722	$907	$10,629	$12,500	(22.2%)	(15.0%)
Service Revenues (3)	$16,755	$1,571	$18,326	$19,705	(15.0%)	(7.0%)
Product Sales and Other (4)	$7,155	$322	$7,477	$10,932	(34.5%)	(31.5%)
Total Revenues	$23,910	$1,893	$25,803	$30,637	(21.9%)	(15.8%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in workshops and via e-commerce, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2019 Variance
						2019
						Constant
	Q2 2019			Q2 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Gross Profit	$215,814	$4,637	$220,451	$244,794	(11.8%)	(9.9%)
Gross Margin	58.5%		58.5%	59.7%

Selling, General and Administrative Expenses	$60,374	$981	$61,355	$61,665	(2.1%)	(0.5%)

Operating Income	$105,473	$2,315	$107,788	$127,708	(17.4%)	(15.6%)
Operating Income Margin	28.6%		28.6%	31.2%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					First Half 2019 Variance
						2019
						Constant
	First Half 2019			First Half 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Gross Profit	$416,763	$10,563	$427,326	$465,795	(10.5%)	(8.3%)
Gross Margin	56.9%		57.0%	56.9%

Selling, General and Administrative Expenses	$125,176	$2,342	$127,518	$121,676	2.9%	4.8%

Operating Income	$127,371	$3,231	$130,602	$189,779	(32.9%)	(31.2%)
Operating Income Margin	17.4%		17.4%	23.2%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Six Months Ended
	June 29,	June 30,	June 29,	June 30,
	2019	2018	2019	2018

Net Income	$53,834	$70,720	$43,148	$109,832
Interest	34,732	35,866	69,927	71,732
Taxes	16,586	19,825	13,711	7,208
Depreciation and Amortization	11,288	10,620	22,693	21,774
Stock-based Compensation	4,872	5,291	9,684	9,675

EBITDAS	$121,312	$142,322	$159,163	$220,221

Note: Totals may not sum due to rounding.